UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 1, 2021

Martin Marietta Materials, Inc.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4123 Parklake Avenue, Raleigh, North Carolina	27612
(Address of Principal Executive Offices)	(Zip Code)

(919) 781-4550
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	New York Stock Exchange

ITEM 2.01 – COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 1, 2021, pursuant to the Securities Purchase Agreement, dated as of May 23, 2021 (as amended or supplemented, the “Purchase Agreement”), by and among (i) Martin Marietta Materials, Inc., a North Carolina corporation (“Martin Marietta”), (ii) Lehigh Cement Company LLC, a Delaware limited liability company, (iii) HMBA Holdings LLC, a Delaware limited liability company, and (iv) Lehigh Southwest Cement Company, a California company (collectively, the “Sellers”), Martin Marietta acquired 100% of the outstanding equity interests in the subsidiaries and a joint venture held by the Sellers that own and operate the business of producing, selling, marketing and distributing aggregates, cement, ready-mix concrete, asphalt and similar materials in California, Arizona, Nevada, Oregon and Ensenada, Mexico for $2.3 billion in cash, on a cash free, debt free basis, subject to customary post-closing adjustments (the “Acquisition”).

The foregoing description of the Purchase Agreement in this Item 2.01 does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which was attached as Exhibit 2.1 to Martin Marietta’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 25, 2021 and is incorporated herein by reference.

ITEM 8.01 – OTHER EVENTS

On October 1, 2021, Martin Marietta issued a press release announcing that the Acquisition had been completed.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
2.1
Securities Purchase Agreement, dated as of May 23, 2021, by and among Martin Marietta Materials, Inc., Lehigh Cement Company LLC, HMBA Holdings LLC and Lehigh Southwest Cement Company (incorporated by reference to Exhibit 2.1 of Martin Marietta Materials, Inc.’s Current Report on Form 8-K filed with the SEC on May 25, 2021).

99.1	Press Release dated October 1, 2021, announcing the completion of the Acquisition.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC.,

Date: October 1, 2021	By:	/s/ Roselyn R. Bar
		Name:	Roselyn R. Bar
		Title:	Executive Vice President, General Counsel and Corporate Secretary